UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2011

ATKORE INTERNATIONAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-174689	90-0631477
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

16100 South Lathrop Avenue

Harvey, Illinois 60426

(Address of principal executive offices) (zip code)

(708) 339-1610

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 16, 2011, Atkore International Holdings Inc. (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the combined financial results for fiscal year ended September 30, 2011, including results from both the Successor Period, from December 23, 2010 to September 30, 2011, and the Predecessor Period, from September 25, 2010 to December 22, 2010 (the “Earnings Release”). In the Earnings Release, the Company utilized the non-GAAP financial measures described on Appendix A, which is incorporated herein by reference. Appendix A also contains statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized in the Earnings Release. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is attached to the Earnings Release.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	News release reporting financial results for the fiscal year ended September 30, 2011, dated December 16, 2011.

All of the information furnished in Items 2.02 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2011	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ Karl J. Schmidt
	Name:	Karl J. Schmidt
	Title:	Vice President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	News release reporting the combined financial results for the fiscal year ended September 30, 2011, including results from both the Successor Period, from December 23, 2010 to September 30, 2011, and the Predecessor Period, from September 25, 2010 to December 22, 2010, dated December 16, 2011.

Appendix A

USE OF NON-GAAP FINANCIAL MEASURES

In this news release, the Company uses non-GAAP financial measures. According to SEC Regulation G, a “non-GAAP financial measure” is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. GAAP refers to generally accepted accounting principles in the United States.

EBITDA is defined as net income (loss) plus (i) income tax (benefit) expense, (ii) interest expense, net and (iii) depreciation and amortization. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income as a measure of operating performance. Additionally, EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and other debt service requirements. In this news release, the Company has provided information regarding Adjusted EBITDA, on a combined basis for fiscal year 2011, including both the Successor Period and Predecessor Period. Adjusted EBITDA is defined as EBITDA adjusted to exclude non-cash items, unusual items and other adjustments permitted in calculating covenant compliance (if and when applicable) under the ABL Credit Facility. As permitted under the ABL credit agreement, Adjusted EBITDA also gives effect to certain net savings management believes it can realize as a stand-alone company and includes the estimated twelve-month benefit associated with cost saving initiatives undertaken by us during the stated period as if those initiatives had been fully implemented at the beginning of the period, less amounts achieved and reflected in the financial statements for the period. We believe that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors, analysts and other interested parties who will consider Adjusted EBITDA useful in measuring our ability to meet our debt service obligations and to comply with the fixed-charge coverage ratio covenant (if and when applicable) under the ABL Credit Facility. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in Schedule E to this news release.